UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

2 AVENUE DE LAFAYETTE, P.O. BOX 5049,

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Attention: Tracie A. Coop Secretary 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: 1-800-636-9242

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Item 1.	Report to Stockholders.

CHAIRMAN’S STATEMENT

Dear Stockholders,

It has been an eventful 12 months for The Taiwan Fund, Inc. (the “Fund”). At the end of 2011, the Fund entered into interim management arrangements with Martin Currie, Inc. (“Martin Currie”) and APS Asset Management Pte Ltd. (“APS”), who were later appointed by the Board and confirmed by stockholder vote as, respectively, investment adviser and sub-adviser. The Fund also has instituted a discount management policy, which is ongoing, and conducted a tender offer (to repurchase up to 50% of the Fund’s outstanding shares), which was fully taken up and concluded as planned in mid-June.

The Fund’s return over the review period as a whole has been disappointing both in absolute and in relative terms. Much of the underperformance compared with the relevant indices took place while the Fund was undergoing the transition from its former portfolio managers.

Since Martin Currie and APS assumed full management responsibility at the end of February 2012, relative performance has improved; in the six months from the end of February to the end of August, the Fund has modestly outperformed the TAIEX index. That this should have been achieved even while the management team was obliged to raise cash ahead of the tender offer is highly encouraging.

Given that the long-term investment case for Taiwan remains compelling and that the portfolio management transition is completed, I have great confidence on the future prospects for the Fund.

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On behalf of the Board, I thank you for your continuing support of The Taiwan Fund, Inc.

Sincerely,

Joe O. Rogers

Chairman

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REPORT OF THE INVESTMENT MANAGER

Review

All told, this was a volatile and ultimately weak period for the Taiwan market, which fell 7.5% during the Fund’s fiscal year ended August 31, 2012. Global macroeconomic concerns, most notably the ongoing crisis in the Eurozone, continued to drive investor sentiment. The market lost a lot of ground in the first three months, reaching a low in mid-December before going on to rally throughout January and February as sentiment about Europe and US economic data improved. The Taiwan National Stabilization Fund also played a part in kick-starting the rebound in Taiwan equities by indicating in late December that it had allocated NT$500 billion to support the market. In March, despite better macroeconomic newsflow on Europe, Taiwan underperformed its regional counterparts as the island’s Finance Ministry proposed a tax on stock investments and other capital gains. This marked the start of four straight down months for the Taiwan market, as worries over the capital gains tax (CGT) plan and further upheaval in the Eurozone combined to drive investors towards perceived safe havens.

In July, what was seen as a relatively benign version of the CGT bill was finally passed. Outside Taiwan, Mario Draghi of the European Central Bank lifted spirits further by promising to do ‘whatever it takes’ to preserve the euro. The following month, Taiwan’s Executive Yuan proposed policies to sustain economic growth on the island, including increased spending on public infrastructure and a more open stance towards investments from mainland China. In spite of weak economic data from China and the United States, these developments helped the Taiwan market to finish the fiscal year on a positive note; the Taiwan market rose in both July and August.

As discussed in our interim report earlier this year, this was a time of transition for the Fund, which faced a number of challenges, not least of which was the repurchase of one-half of its shares. After a vote by stockholders in February, Martin Currie and APS entered into “permanent” management agreements, having run the Fund under an interim management agreement since November 10, 2011. We have then had to sell half of the Fund’s assets to fulfil the tender offer in June. Meanwhile, the discount management policy, which was

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announced in February 2012, and implemented in June, is an ongoing consideration. Over the review period as a whole, the Fund substantially underperformed, falling 11.5% compared with the decline of 7.5% in the TAIEX Index. Since implementation of the “permanent” management agreements, however, returns — although clearly disappointing in absolute terms — have improved considerably relative to the Taiwan market. From the end of February to the end of August, the Fund has returned -7.1% compared with -10.6% for the TAIEX Index.

The biggest detractors from relative performance over the year were underweight positions (zero weightings for most of the period) in large index constituents Taiwan Semiconductor Manufacturing and Hon Hai Precision Industry. Of stocks held, Far Eastern Department Store, integrated-circuit distributor WT Microelectronics, and First Steamship, a shipping company that also owns department stores in China, were the biggest negative contributors. On the other side, premium property developer Ruentex Development, industrial PC manufacturer Advantech, King’s Town Construction, Hung Poo Real Estate Development, and being underweight in HTC all helped relative returns.

In the six months since our last report, we have completed a number of transactions. We sold some lower-conviction holdings (including Chinatrust Financial, Fubon Financial and Far Eastern Department Store) to raise cash to be paid out at the conclusion of the Fund’s tender offer in late June. During this exercise, we also closed those positions that we had bought to maintain liquidity and market exposures in advance of the offer — these included Taiwan Semiconductor, an iShares ETF and a Polaris Taiwan Top 50 Tracker Fund. We managed to reduce the number of stocks to 31 as at the end of the period under review and have started to run a fairly concentrated portfolio.

Outlook

Investors increasingly expect that the European Central Bank and the US Federal Reserve will resort to further quantitative easing. This would no doubt lift global markets in the short term but suggests that the central banks involved lack effective tools to tackle the root problems. In the meantime, slower exports to

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the United States and Europe have begun to impact China’s manufacturing sector, which in turn is affecting demand for Taiwan-produced raw materials and electronic components. Data from the Executive Yuan’s Directorate General of Budget, Accounting and Statistics showed Taiwan’s GDP unexpectedly shrank 0.16% in the second quarter from a year earlier, the first year-on-year contraction since the third quarter of 2009. The government trimmed its full-year economic growth forecast for the fifth time this year, to 2.08% from its previous estimate of 3.03%. In addition, the second-quarter results of a large number of companies in the technology and manufacturing sectors came in below market expectations.

On the positive side, investors have welcomed the Executive Yuan’s recent growth-boosting proposals. Meanwhile, the passage of the CGT bill through the legislature removes a significant overhang for the Taiwan market. And perhaps most importantly for Taiwan’s long-term economic future, the island’s relationship with China continues to improve. In August, Taiwan and mainland China finalized and signed an agreement to promote and protect cross-strait investments and a customs cooperation pact. The long-awaited investment-protection pact is considered very important for Taiwan’s investment and trade links with the mainland, as it provides different ways to protect Taiwan’s business interests when disputes take place. At the same time, four more mainland cities have been approved to grant individual tourist visits to Taiwan, bringing the total to 13.

Encouragingly, the huge swings that characterized the Taiwan equity market for much of the year in review have subsided of late, and the Fund rose more than its benchmark in July and August. However, looking further ahead, we hope that as greater clarity emerges on global macroeconomic issues like the US budget deficit and the future of the Eurozone, investors will pay more attention to stock fundamentals – a refocusing which should benefit the Fund in both absolute terms and relative to the TAIEX Index.

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Sincerely,

Wong Kok Hoi

Co-Portfolio Manager

James Liu

Co-Portfolio Manager

*	Returns for the Fund are historical total returns that reflect changes in NAV per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX Index are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

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ABOUT THE PORTFOLIO MANAGERS (unaudited)

Wong Kok Hoi — Co-Portfolio Manager of the Fund

Wong Kok Hoi, is the chairman and chief investment officer at APS. He has 30 years of investment experience in Asian Pacific equity markets. He co-manages the APS Greater China, Taiwan and Asian accounts and is based in Singapore. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu — Co-Portfolio Manager of the Fund

APS’s lead China portfolio manager, Deputy Chairman and Deputy Chief Investment Officer is James Liu. James is the portfolio manager of the China ‘A’ Share accounts and co-manager of Greater China and Taiwan accounts. Prior to joining APS in January 1996, he was senior manager at Shanghai International Securities, the then largest stock brokerage firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money for the last 10 years. James is based in Shanghai and Singapore.

APS Taiwan Team

In total, APS have eight investment professionals involved in investing in Taiwan. As well as the experience of the co-managers, APS has one dedicated Taiwan analyst who has been covering the region for seven years and one specialist tech analyst who covers both Taiwan and Korea.

The APS macro-economist Dr. Tan Kong Yam is also part of the team. Dr. Tan has 29 years investment experience including roles with the Monetary Authority of Singapore, Ministry of Trade and Industry, The National University of Singapore and the World bank Office in Beijing. Dr. Tan identifies and verifies mid-to-long-term structural and business trends across the region for the investment team to take into their investigative company specific research.

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PORTFOLIO SNAPSHOT*

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2012%
WT Microelectronics Co., Ltd.	8.2
Mercuries & Associates, Ltd.	5.4
YungShin Global Holding Corp.	5.3
Ruentex Development Co., Ltd.	4.7
First Steamship Co., Ltd.	4.4
Advantech Co., Ltd.	4.1
Aurora Corp.	3.9
PC Home Online	3.8
Yem Chio Co., Ltd.	3.8
Yungtay Engineering Co., Ltd.	3.8

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2012%
Building Material and Construction	17.6
Trading and Consumers’ Goods	14.8
Electronic Products Distribution	8.2
Shipping and Transportation	7.8
Healthcare	7.7
Textile	6.4
Electric Machinery	4.8
Financial and Insurance	4.6
Other Electronic	4.5
Computer and Peripheral Equipment	4.1

*	Percentages based on net assets.

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2011%
President Chain Store Corp.	4.8
Chinatrust Financial Holding Co., Ltd.	3.5
Far Eastern Department Stores, Ltd.	3.4
Mercuries & Associates, Ltd.	3.1
Nan Ya Plastics Corp.	3.0
Fubon Financial Holding Co., Ltd.	2.9
Tung Ho Steel Enterprise Corp.	2.9
SinoPac Financial Holdings Co., Ltd.	2.9
KGI Securities Co., Ltd.	2.8
Uni-President Enterprises Corp.	2.7

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2011%
Trading and Consumers’ Goods	19.8
Financial and Insurance	19.6
Building Material and Construction	6.8
Plastic	6.5
Electronic Products Distribution	5.0
Healthcare	4.5
Communications and Internet	3.6
Food	3.2
Other Electronic	3.0
Iron and Steel	2.9

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INDUSTRY ALLOCATION

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2012. The pie chart illustrates the allocation of the investments by sector. A complete list of holdings as of August 31, 2012 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

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SCHEDULE OF INVESTMENTS/AUGUST 31, 2012

(SHOWING PERCENTAGE OF NET ASSETS)

	SHARES	US $ VALUE (NOTE 2)

COMMON STOCKS — 96.3%
CEMENT — 1.5%
Cement Industry — 1.5%
Wei Mon Industry Co., Ltd.	4,513,854	2,328,438

TOTAL CEMENT		2,328,438

CONSTRUCTION — 17.6%
Building Material and Construction Industry — 17.6%
Acter Co., Ltd. #	941,179	3,550,907
Goldsun Development & Construction Co., Ltd. #	11,314,980	4,004,500
Hung Poo Real Estate Development Corp.	4,929,873	4,830,950
King’s Town Construction Co., Ltd. #	4,474,764	4,399,913
Ruentex Development Co., Ltd.	4,315,082	7,232,384
Taiwan Land Development Corp. #*	8,177,799	3,235,515

TOTAL CONSTRUCTION		27,254,169

ELECTRIC AND MACHINERY — 4.8%
Electric Machinery Industry — 4.8%
Good Friend International Holdings, Inc., TDR #	4,145,000	1,515,400
Yungtay Engineering Co., Ltd. #	3,274,000	5,848,185

TOTAL ELECTRIC AND MACHINERY		7,363,585

ELECTRONICS — 27.3%
Communications and Internet Industry — 3.2%
Wistron NeWeb Corp.	2,753,046	4,926,823

Computer and Peripheral Equipment Industry — 4.1%
Advantech Co., Ltd.	1,808,100	6,278,335

Electronic Parts/Components Industry — 2.9%
Taiflex Scientific Co., Ltd.	3,452,821	4,530,595

Electronic Products Distribution Industry — 8.2%
WT Microelectronics Co., Ltd. #	10,901,900	12,630,494

Optoelectronics Industry — 2.5%
GeoVision, Inc.	1,018,669	3,843,264

Other Electronic Industry — 4.5%
Aurora Corp. #	4,060,000	6,059,297
Tatung Co., Ltd.*	4,770,897	974,855

		7,034,152

Semiconductor Industry — 1.9%
MPI Corp.	1,448,000	2,978,091

TOTAL ELECTRONICS		42,221,754

	SHARES	US $ VALUE (NOTE 2)

FINANCE — 4.6%
Financial and Insurance Industry — 4.6%
Union Bank of Taiwan *	7,507,000	2,681,877
Yuanta Financial Holding Co., Ltd. #	9,631,900	4,470,082

TOTAL FINANCE		7,151,959

HEALTHCARE — 7.7%
Healthcare Industry — 7.7%
Pacific Hospital Supply Co., Ltd. #	1,345,456	3,697,073
YungShin Global Holding Corp. #	6,146,000	8,187,553

TOTAL HEALTHCARE		11,884,626

PLASTICS — 3.8%
Plastic Industry — 3.8%
Yem Chio Co., Ltd. #	5,979,833	5,899,772

TOTAL PLASTICS		5,899,772

TEXTILES — 6.4%
Textile Industry — 6.4%
Far Eastern New Century Corp.	4,343,341	4,567,969
Makalot Industrial Co., Ltd.	1,828,000	5,230,530

TOTAL TEXTILES		9,798,499

TRANSPORTATION — 7.8%
Shipping and Transportation Industry — 7.8%
Farglory F T Z Investment Holding Co., Ltd. #*	5,033,000	3,117,163
First Steamship Co., Ltd.	6,714,000	6,724,984
Taiwan High Speed Rail Corp. #*	12,597,600	2,187,157

TOTAL TRANSPORTATION		12,029,304

WHOLESALE AND RETAIL — 14.8%
Trading and Consumers’ Goods Industry — 14.8%
Mercuries & Associates, Ltd.	9,178,175	8,396,447
PC Home Online	1,048,128	5,914,114
Taiwan Tea Corp.	8,231,000	4,204,678
Test-Rite International Co., Ltd. #	6,075,260	4,401,627

TOTAL WHOLESALE AND RETAIL		22,916,866

TOTAL COMMON STOCKS (Cost — $141,156,854)		148,848,972

TOTAL INVESTMENTS — 96.3% (Cost — $141,156,854)		148,848,972

OTHER ASSETS AND LIABILITIES, NET —3.7%		5,745,101

NET ASSETS — 100.0%		154,594,073

The accompanying notes are an integral part of the financial statements.	11

SCHEDULE OF INVESTMENTS/AUGUST 31, 2012 (continued)

Legend:

TDR – Taiwan Depositary Receipt

US $ – United States Dollar

#	A portion of this security is considered illiquid. At August 31, 2012, the value of these securities considered illiquid amounted to $31,531,994 which represented 20.4% of net assets.
*	Non-income producing.

12	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2012

Assets:
Investments in securities, at value (cost $141,156,854) (Notes 2 and 3)		$148,848,972
Cash		829,221
Cash in New Taiwan dollars (cost $3,431,136)		3,434,128
Dividend receivable		1,933,109
Receivable for securities sold		56,751
Prepaid expenses		54,538

Total assets		155,156,719

Liabilities:
Payable for Fund shares repurchased	$149,191
Accrued management fee (Note 4)	116,685
Accrued directors’ and officers’ fees and expenses	1,002
Taiwan stock dividend tax payable (Note 2)	47,524
Other payables and accrued expenses	248,244

Total liabilities		562,646

Net Assets		$154,594,073

Net Assets Consist of:
Paid in capital		$184,613,987
Accumulated undistributed net investment loss		(25,407,713)
Accumulated net realized loss on investments in securities and foreign currency		(12,309,040)
Net unrealized appreciation on investment in securities and foreign currency		7,696,839

Net Assets		$154,594,073

Net Asset Value, per share ($154,594,073/8,982,386 shares outstanding)		$17.21

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2012

Investment Income:
Dividends		$6,182,895
Interest		20

		6,182,915
Less: Taiwan withholding tax (Note 2)		(1,199,131)

Total investment income		4,983,784
Expenses:
Management fees (Note 4)	$2,433,964
Directors’ and officers’ fees and expenses	514,398
Legal fees	466,077
Custodian fees	307,949
Administration and accounting fees	277,896
Taiwan stock dividend tax (Note 2)	203,135
Shareholder communications	133,562
Audit fees	103,500
Delaware franchise tax	90,582
Compliance services fees	72,999
Insurance fees	66,645
Transfer agent fees	22,016
Miscellaneous	47,062

Total expenses		4,739,785

Less: Expenses reimbursed by the Investment Adviser (Note 4)		(106,565)
Net expenses		4,633,220

Net Investment Income		350,564

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(12,813,887)
Foreign currency transactions	4,194,410

		(8,619,477)
Net change in unrealized appreciation (depreciation) on:
Investments	(52,902,534)
Foreign currency translations	11,589

		(52,890,945)

Net realized and unrealized loss		(61,510,422)

Net Decrease in Net Assets Resulting From Operations		$(61,159,858)

The accompanying notes are an integral part of the financial statements.	13

FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$350,564	$2,637,743
Net realized gain (loss) on investments and foreign currency transactions	(8,619,477)	63,924,705
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(52,890,945)	6,708,278

Net increase (decrease) in net assets resulting from operations	(61,159,858)	73,270,726

Distributions to shareholders from:
Net investment income	—	(1,513,500)
Net realized gains	(10,411,965)	—

Total distributions to shareholders	(10,411,965)	(1,513,500)

Capital stock transactions (Note 5):
Reinvestment of distributions from net investment income and net realized gains	12,827	2,010
Cost of shares tendered (Note 7)	(144,429,100)	—
Cost of shares repurchased (Note 6)	(4,589,427)	—

Total Capital stock transactions	(149,005,700)	2,010

Increase (decrease) in net assets	(220,577,523)	71,759,236

Net Assets
Beginning of year	375,171,596	303,412,360

End of year	154,594,073	375,171,596

Accumulated undistributed net investment loss included in end of period net assets	$(25,407,713)	$(4,357,977)

14	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS (continued)

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2012

Increase/(Decrease) in cash –
Cash flows from operating activities:
Net decrease in net assets from operations	$(61,159,858)
Adjustments to reconcile net decrease in net assets from operations to net cash received from operating activities:
Purchase of investment securities	(196,393,357)
Proceeds from disposition of investment securities	322,965,762
Loss from foreign cash transactions	(205,837)
Net realized loss on foreign currency transactions	(4,194,410)
Net realized loss from investment securites	12,813,887
Unrealized appreciation (depreciation) on investment securities	52,902,534
Unrealized appreciation (depreciation) on assets and liabilities denominated in foreign currencies	(11,589)
Decrease in dividends receivable	1,036,658
Decrease in receivables for securities sold	445,049
Decrease in prepaid expenses	(14,855)
Increase in payable for Fund shares repurchased	149,191
Decrease in payable for securities purchased	(2,273,765)
Decrease in accrued management fee	(146,825)
Decrease in Taiwan stock dividend tax payable	(407,260)
Decrease in accrued directors’ and officers’ fees and expenses	(2,318)
Increase in other payables and accrued expenses	2,245

Net cash received from operating activities	125,505,252

Cash flows from financing activities:
Cash distributions paid	(10,399,138)
Payment for shares repurchased from shareholders	(4,589,427)
Payment for shares tendered and accepted	(144,429,100)

Net cash used in financing activities	(159,417,665)

Net decrease in cash	(33,912,413)
Cash:
Beginning of year	38,175,762

End of year	$4,263,349

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $12,827.

The accompanying notes are an integral part of the financial statements.	15

FINANCIAL STATEMENTS (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2012	2011	2010^	2009	2008
Selected Per Share Data
Net asset value, beginning of year	$20.20	$16.33	$13.84	$15.71	$23.73

Income from Investment Operations:
Net investment income(a)	0.02	0.14	0.16	0.18	0.27
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.57)	3.81	2.40	(1.88)	(4.91)

Total from investment operations	(2.55)	3.95	2.56	(1.70)	(4.64)

Less Distributions to Shareholders from:
Net investment income	—	(0.08)	(0.07)	(0.04)	(0.43)
Net realized gains	(0.56)	—	—	—	(2.76)
Distribution in excess of net investment income	—	—	—	(0.13)	—

Total distributions to shareholders	(0.56)	(0.08)	(0.07)	(0.17)	(3.19)

Capital Share Transactions:
Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.12	—	—	—	(0.19)

Net asset value, end of year	$17.21	$20.20	$16.33	$13.84	$15.71

Market value, end of year	$15.58	$18.09	$14.67	$12.14	$14.32

Total Return
Per share net asset value(b)	(11.54)%	24.21%	18.56%	(10.29)%	(21.03)%
Per share market value(b)	(10.58)%	23.82%	21.42%	(13.68)%	(20.29)%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$154,594	$375,172	$303,412	$257,062	$291,877
Ratio of expenses before fee waiver(c)	1.65%	1.43%	1.49%	1.79%	1.97%
Ratio of expenses before fee waiver, excluding stock dividend tax expense	1.58%	1.28%	1.40%	1.66%	1.87%
Ratio of expenses after fee waiver	1.61%	1.43%	1.49%	1.63%	1.71%
Ratio of net investment income	0.12%	0.71%	1.03%	1.61%	1.35%
Portfolio turnover rate	75%	54%	101%	109%	85%

(a)	Based on average shares outstanding during the period.
(b)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. During the year ended August 31, 2012, the Investment Adviser reimbursed certain fund expenses. If the Investment Adviser had not reimbursed the Fund, the return would have been lower.
(c)	Expense ratio includes 20% tax paid on stock dividends received by the Fund.
^	As of May 8, 2010, Martin Currie Inc. succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.

16	The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional certain risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the NT Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, ROC accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2.  Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation.    All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model

17

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies – continued

derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$148,848,972	$—	$—	$148,848,972

Total	$148,848,972	$—	$—	$148,848,972

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of August 31, 2012, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements.    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.    The financial accounting records of the Fund are maintained in U.S. dollars.

Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions.    A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2012 the Fund had no open Forwards.

Indemnification Obligations.    Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts

18

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies – continued

that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.    As a qualified Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

On December 22, 2010, The RIC Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely and retain the character of the original loss as compared with the pre-enactment law where capital losses could be carried forward for eight years and carried forward as short-term losses irrespective of the character of the original loss. These losses are utilized before other capital loss carryforwards that expire.

The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of distributions of income and gains.

The Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions for the open tax years as of August 31, 2012 and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns for the prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.    Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

19

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Significant Accounting Policies – continued

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.    The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late-year ordinary loss deferrals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. For the year ended August 31, 2012, the Fund decreased accumulated undistributed net investment income by $21,400,300, increased paid in capital by $24,114,323, and decreased accumulated net realized gain by $2,714,023.

Security Transactions.    Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3.  Purchases and Sales of Securities

For the year ended August 31, 2012, purchases and sales of securities, other than short-term securities, aggregated $196,393,357 and $322,965,762, respectively.

4.  Management Fees and Other Service Providers

Management Fee.    As the Fund’s investment adviser, Martin Currie, Inc., (“Martin Currie” or “Investment Adviser”) receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the year ended August 31, 2012 the management fee was equivalent to an annual rate of 0.85% of average net assets.

On June 4, 2012, the Investment Adviser reimbursed the Fund $106,565, for 50% of the expenses associated with the search for an investment adviser.

Martin Currie has entered into a sub-advisory agreement with APS Asset Management Pte Ltd. (“APS”), subject to supervision by Martin Currie and the Board. APS receives compensation for its services from Martin Currie, not from the Fund.

Administration Fees.    State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services,

20

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Management Fees and Other Service Providers – continued

including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses.    The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.    Pursuant to a Compliance Services Agreement, Foreside Compliance Services, LLC (“FCS”) provides the Fund with a Chief Compliance Officer. FCS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to the Treasury Services Agreement between the Fund and FMS. Neither FCS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General.    Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5.  Fund Shares

At August 31, 2012, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,982,386 were outstanding. On January 9, 2012, the Fund issued 876 shares of its common stock, valued at $12,827, to shareholders participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

For the year ended August 31, 2012, the Fund repurchased 9,593,704 shares of its common stock, valued at $149,018,527 from shareholders participating in the Fund’s tender offer and repurchases under the Fund’s discount management program.

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
Shares outstanding at beginning of year	18,575,214	18,575,112
Shares issued from reinvestment of distributions	876	102
Shares repurchased	(305,659)	—
Shares tendered	(9,288,045)	—

Shares outstanding at end of year	8,982,386	18,575,214

6.  Discount Management Program

On February 1, 2012, the Fund announced that the Board has voted to approve a Discount Management Program (the “Program”). Under the Program, the Fund will repurchase its common shares in the open market on any given trading day that the Fund’s shares are trading at a discount of 9% or more to the Fund’ net asset value from the prior day and there is a daily average discount of 9% or more from net asset value over the previous five-day period ending the prior day. On each day that shares are repurchased, the Fund will repurchase its shares to the maximum extent permitted by law unless Fund management determines that such a repurchase would be detrimental to the Fund and its shareholders. Under the Program, the Fund is authorized to repurchase in each twelve month period ending August 31, up to 10% of its common shares outstanding as of August 31 of the prior year.

21

NOTES TO FINANCIAL STATEMENTS (continued)

6.  Discount Management Program – continued

The Program is intended to enhance shareholder value, as repurchases made at a discount have the effect of increasing the net asset value per share of the Fund’s remaining shares. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases. These repurchases may be suspended at any time or from time to time without prior notice.

During the year ended August 31, 2012, the Fund repurchased 305,659 of its shares at an average price of $15.01 per share (including brokerage commissions) at a weighted average discount of 9.54%. These repurchases had a total cost of $4,589,427.

7.  Tender Offer

On February 1, 2012, the Fund announced that the Board has voted to approve in principle a one-time tender offer program (the “Tender Offer”), the offer commenced on May 15, 2012 and expired on June 13, 2012. The offer was oversubscribed and pursuant to the terms of the tender offer, not all of the shares were accepted for payment. The Fund accepted 9,288,045 shares for payment on June 19, 2012 at $15.55 per share, which was equal to 99% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on June 14, 2012. The 9,288,045 shares totaling $144,429,100 represented 50% of the Fund’s outstanding shares. On a pro rated basis, approximately 60.4% of the shares so tendered were accepted for payment.

8.  Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2011 and August 31, 2012 are as follows:

Year ended August 31, 2011
Ordinary Income	$1,513,500

Total	$1,513,500

Year ended August 31, 2012
Capital Gains	$10,411,965

Total	$10,411,965

As of August 31, 2012, the components of distributable earnings on a tax basis were $7,696,839 of Unrealized Appreciation and $(37,716,753) of post October capital and late-year ordinary losses.

There was no difference between book basis and tax basis unrealized appreciation and depreciation. At August 31, 2012, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $141,156,854. Net unrealized appreciation of the Fund’s investment securities was $7,692,118 of which $22,055,079 related to appreciated investment securities and $(14,362,961) related to depreciated investment securities.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

The Taiwan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2012, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. as of August 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania October 26, 2012

23

OTHER INFORMATION (unaudited)

Federal Tax Information.    The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2012, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income, for information reporting purposes, will be $702,808 (representing taxes withheld plus taxes on stock dividends) and $6,202,972, respectively.

In addition, for the year ended August 31, 2012, the Fund paid distributions of $10,411,965 which were designated as long-term capital gains dividends.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its shareholders from the following sources:

☐  Information it receives from shareholders on applications or other forms;

☐  Information about shareholder transactions with the Fund, its affiliates, or others; and

☐  Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

24

OTHER INFORMATION (unaudited) (continued)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of March 16, 2012, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

25

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own

26

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or

27

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

28

DIRECTORS AND OFFICERS (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until their next succeeding election or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)

Directors Considered Independent Persons
Joe O. Rogers, Ph.D. (63) 2477 Foxwood Drive Chapel Hill, NC 27514	Chairman of the Board (since January 2012) and Director	1986	President, Roger International LLC (2010 to present); Visiting Professor, Fudan University School of Management (2010-11).	Director and Member of the Audit Committee, The China Fund, Inc. (1992-present).
M. Christopher Canavan, Jr. (73) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-2010).	Director and Chairman of the Audit Committee, Bruker Corp. (2001-2007).
Anthony Kai Yiu Lo (63) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009 - present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009).	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010-present).
Bing Shen (62) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present).	Supervisor and Chairman of the Audit Committee, CTCI Corporation; Director, Delta Networks, Inc.; Independent Director, Far Eastern International Bank; Independent Director and Chairman of the Compensation Committee, Far Eastern New Century Corporation (June 2012-present).
Michael F. Holland (68) 375 Park Avenue, Suite 2108 New York, NY 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc. and Reaves Utility Income Fund; Trustee, State Street Master Funds, State Street Institutional Investment Trust, and Blackstone GSO Floating Rate Fund, Inc.

29

DIRECTORS AND OFFICERS (unaudited) (continued)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years

Officers
Jamie Skinner (51) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland	President	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present); President, Martin Currie Business Trust (2010-present).
Richard F. Cook, Jr. (61) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Director of Foreside Compliance
Services LLC, (January 2006-
present); Chief Compliance
Officer, Guinness Atkinson
Funds (November 2005-present);
Chief Compliance Officer,
Nomura Partners Funds (April
2007-present); Managing
Member of Northlake, LLC
			(2002-present).
Tracie A. Coop (35) 4 Copley Place 5th Floor Boston, MA 02116	Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007).
Cynthia Morse-Griffin (36) Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).

30

UNITED STATES ADDRESS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA

1-877-864-5056

www.thetaiwanfund.com

INVESTMENT ADVISER AND SUB-ADVISER

Martin Currie, Inc.

Edinburgh, Scotland

APS Asset Management Pte Ltd.

Singapore

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board and Director

Bing Shen, Director

Michael Holland, Director

M. Christopher Canavan, Jr., Director

Anthony Kai Yiu Lo, Director

Jamie Skinner, President

Cynthia Morse-Griffin, Treasurer

Richard F. Cook, Jr., Chief Compliance Officer

Tracie A. Coop, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company

Boston, MA

CUSTODIAN

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP

New York, NY

Lee and Li

Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, PA

SHAREHOLDER AGENT

AST Fund Solutions, LLC

New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2.	Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is M. Christopher Canavan, Jr. Mr. Canavan has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2012, and August 31, 2011, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$52,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2012, and August 31, 2011, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant’s audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2012, and August 31, 2011, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2012, and August 31, 2011, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)	The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2012, and August 31, 2011, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2012, and August 31, 2011, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)	For the fiscal years ended August 31, 2012, and August 31, 2011, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2012, and August 31, 2011, Tait Weller did not provide any services to Martin Currie, Inc. (the “Investment Adviser”).

(h)	Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are M. Christopher Canavan, Jr., Joe Rogers, Anthony K.Y. Lo, Bing Shen and Michael F. Holland.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant’s portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant’s portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser’s Proxy Voting Guidelines, which are attached hereto as Exhibit 12(a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	As of August 31st, 2012, the portfolio managers of the registrant are:

Wong Kok Hoi

Chairman & Chief Investment Officer

Portfolio manager

Investment experience: 30 years

Kok Hoi is the Founder, Executive Chairman and Chief Investment Officer of APS Asset Management Pte Ltd (“APS”). He has 30 years of investment experience in Asian Pacific equity markets. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu

Deputy Chairman & Deputy Chief Investment Officer

Portfolio manager

Investment experience: 20 years

James is the Deputy Chairman and Deputy CIO of APS, in charge of China and Greater China markets. He is also the CIO of APS’ affiliated China products. Prior to joining APS in Jan 1996, he was senior manager at Shanghai International Securities, the then largest stock broking firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money in the last 10 years.

(a)(2)

Wong Kok Hoi

As of August 31st 2012, Mr. Wong managed four mutual funds with a total of approximately US$369 million in assets; no pooled investment vehicles other than mutual funds; and 5 other accounts with a total of approximately US$194.1 million in assets.

Of these other accounts, one account with a total of approximately US$142 million in assets, had performance based fees.

James Liu

As of August 31st 2012, Mr. Liu managed four mutual funds with a total of approximately US$402 million in assets; no pooled investment vehicles other than mutual funds; and three other accounts with a total of approximately US$469 million in assets.

Of these other accounts, one account with a total of approximately US$130 million in assets, had performance based fees.

Conflicts of Interest:

Equitable treatment of client monies is a fundamental principle of APS’s investment management business. APS believe that the management of potential conflicts of interest is germane to the business, regardless of its client mix and fund types.

Wong Kok Hoi’s and James Liu’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. APS has a robust code of practice and strong compliance methodology to demonstrate effective conflict management wherever it could arise. APS believes that sufficient controls, policies and systems are in place to address such conflicts.

APS’s suite of compliance and investment policies address all practices within the company that could cause conflicts of interest across client funds. APS has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage any conflicts of interest that may arise and to ensure, as far as practicable, that such conflicts do not adversely affect the interests of its clients.

APS reviews its conflict of interest policies at least annually and will notify clients of any material changes, as and when they occur.

Martin Currie Inc. (“Martin Currie”) also has its own conflict of interest policies. A service level agreement between Martin Currie and APS defines the responsibilities and reporting on any conflicts of interest between parties.

Compensation:

Wong Kok Hoi and James Liu are paid industry standard wages. An additional element can be included via a performance bonus and stock options.

The portfolio managers’ yearly bonus is determined by performance and contains several components including individual investment performance, qualitative factors of the individual, APS’s profitability and the product’s profitability. An outstanding portfolio manager may earn a bonus of up to 36 months (calculated as monthly base salary multiplied by 36.) This bonus quantum has the ability to reach 50 months for exceptional performance. To minimize the risk that portfolio managers may take on higher risks in their portfolios to enhance individual performance, there is a three-year claw-back agreement for bonuses. Further, only one-third of the bonus is paid in the current year that the bonus is earned while the remaining two-thirds is to be paid and is dependent on the individual’s returns and performance for the next two years.

Every year, options amounting to 1% of capital may be granted to employees.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31st, 2012.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Wong Kok Hoi	$0
James Liu	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended August 31, 2012, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 7, 2012*	100	$16.46	100	774,586
May 15, 2012 – June 13, 2012 **	9,288,045	$15.55	9,288,045	0
June 18, 2012 – July 17, 2012***	138,942	$14.70	138,942	635,644
July 18, 2012 – August 17, 2012***	108,465	$15.05	108,465	527,179
August 18, 2012 – August 31, 2012 (FYE) ***	58,152	$15.57	58,152	469,027
Total ****	9,593,704	$15.47	9,593,704	469,027

*	The Fund implemented a Discount Management Program (the “Program”) in May 2012. Under the Program, the Fund is authorized to repurchase in each twelve-month period ending August 31 up to 10% of its common shares outstanding as of August 31 of the prior year.
Reflect purchases made on May 7, 2012, pursuant to the Program. The Program was suspended for the duration of a tender offer by the Fund, which commenced on May 15, 2012, and expired on June 13, 2012 (the “Tender Offer”). Under the Tender Offer, the Fund offered to purchase up to 9,288,045 of its shares, and all 9,288,045 shares were purchased pursuant to the Tender Offer. The Program resumed operations on June 18, 2012 following the expiration of the Tender Offer.
**	Purchases for the period indicated were made pursuant to the Tender Offer.
***	Purchases for the periods indicated were made pursuant to the Program.
****	The totals indicated reflect trades for which settlement occurred on or before August 31, 2012. On August 31, 2012, an additional 6,421 shares were purchased pursuant to the Program at an average purchase price of $15.58 (with a 462,606 shares remaining as a result).

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.	Controls and Procedures.

(a)             The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)             There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)	(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.

(b)             The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	November 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date:	November 7, 2012

By:	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin
Treasurer of The Taiwan Fund, Inc.

Date:	November 7, 2012